                           COMMERCIAL LEASE AGREEMENT
                           --------------------------

    THIS LEASE AGREEMENT is made and entered into this 1st day of January 1998, by and between Ortho Development Corp. whose address is 106 West 12200 South, Draper, Utah 84020 (hereinafter referred to as "Landlord"), and Renaissance Golf Products Inc. whose address is 2919 Granite Hollow St. Sandy, Utah, 84092, (herein after referred to as "Tenant").


                           ARTICLE I - GRANT OF LEASE
                           --------------------------

Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed and observed by the Tenant, does hereby lease to the Tenant and the Tenant does hereby lease and take from the Landlord the property described in Exhibit "A" attached hereto and by reference made a part hereof (the "Leased Premises"), together with, as part of the parcel, all improvements located thereon.


                            ARTICLE II - LEASE TERM
                            -----------------------

Section 1.  Total Term of Lease.  The term of this Lease shall begin on the
            -------------------
Commencement date, as defined in Section 2 of this Article 11, and shall terminate on the 31 day of December 1999.

Section 2.  Commencement Date.  The "Commencement Date" shall mean the date, on
            -----------------
which the Tenant shall commence to conduct business on the Leased Premised, so long as such date is not in excess of sixty (60) days subsequent to execution hereof.

                            ARTICLE III - EXTENSIONS
                           ------------------------

The parties hereto may elect to extend this Agreement upon such terms and conditions a may be agreed upon in writing and signed by the parties at the time of any such extension.


                       ARTICLE IV - DETERMINATION OF RENT
                       ----------------------------------

The Tenant agrees to pay the Landlord and the Landlord agrees to accept, during the term hereof, at such place as the Landlord shall from time to time direct by notice to the Tenant, rent at the following rates and times:

Section 1.  Annual Rent.  Annual rent for the term of the Lease shall be Ten
            -----------
Dollars and Eighty Cents ($10.80) per square foot for office and Four Dollars and Eighty Cents ($4.80 )per square foot for of warehouse , plus applicable sales tax. At such time as the warehouse space rented is in excess of 5,000 square feet, the annual rent of the warehouse space in excess of 5,000 square feet shall be Four Dollars and Twenty Cents per square foot. At such time as the square footage leased of Warehouse space is equal to or greater than 16,000 the annual rent for all Warehouse

                                       1
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space shall be Four Dollars and Twenty Cents per square foot. Office space approved by landlord and built out at tenants expense shall be rent-free including triple net charges, for 24. All rents are triple net.

Section 2.  Payment of Yearly Rent.  The annual rent shall be payable in advance
            ----------------------
in equal monthly installments of one-twelfth (1/12th) of the total yearly rent, which shall be paid on the first day of each and every calendar month during the term hereof, and prorata for the fractional portion of any month, except that on the first day of the calendar month immediately following the Commencement Date, the Tenant shall also pay to the Landlord rent at the said rate for any portion of the preceding calendar month included in the term of this Lease. Reference to yearly rent hereunder shall not be implied or construed to the effect that this Lease or the obligation to pay rent hereunder is from year to year, or for any term shorter than the existing Lease term, plus any extensions as may be agreed upon.

A late fee in the amount of $150.00 be assessed if Landlord does not receive payment on or before the tenth day of each month.

                          ARTICLE V - SECURITY DEPOSIT
                          ----------------------------

The Tenant has deposited with the Landlord the sum of Four Thousand Dollars ($4,000.00), as security for the full and faithful performance by the Tenant of all the terms of this lease required to be performed by the Tenant. Such sum shall be returned to the Tenant after the expiration of this lease, provided the Tenant has fully and faithfully carried out all of its terms. In the event of a bona fide sale of the property of which the leased premises are a part, the Landlord shall have the right to transfer the security to the purchaser to be held under the terms of this lease, and the Landlord shall be released from all liability for the return of such security to the Tenant.


                              ARTICLE VI - TAXES
                              ------------------

Section 1.  Personal Property Taxes.  The Tenant shall be liable for all taxes
            -----------------------
levied against any leasehold interest of the Tenant or personal property and trade fixtures owned or placed by the Tenant in the Leased Premises.

Section 2.  Real Estate Taxes.  During the continuance of this lease Landlord
            -----------------
shall deliver to Tenant a copy of any real estate taxes and assessments against the Leased Property. From and after the Commencement Date, the Tenant shall pay to Landlord not later than twenty-one (21) days after the day on which the same may become initially due, all real estate taxes and assessments applicable to the Leased Premises, together with any interest and penalties lawfully imposed thereon as a result of Tenant's late payment thereof, which shall be levied upon the Leased Premises during the term of this Lease.

Section 3.  Contest of Taxes.  The Tenant, at its own cost and expense, may, if
            ----------------
it shall in good faith so desire, contest by appropriate proceedings the amount of any personal or real property tax. The Tenant may, if it shall so desire, endeavor at any time or times, by appropriate proceedings, to obtain a reduction in the assessed valuation of the Leased Premises for tax purposes. In any such event, if the Landlord agrees, at the request of the Tenant, to join with the

Tenant at Tenant's expense in said proceedings and the Landlord agrees to sign and deliver such papers and instruments as may be necessary to prosecute such proceedings, the Tenant shall have the right to contest the amount of any such tax and the Tenant shall have the right to withhold payment of any such tax, if the statute under which the Tenant is contesting such tax so permits.

Section 4.  Payment of Ordinary Assessments.  The Tenant shall pay all
            -------------------------------
assessments, ordinary and extraordinary, attributable to or against the Leased Premises not later than twenty-one (21) days after the day on which the same became initially due. The Tenant may take the benefit of any law allowing assessments to be paid in installments and in such event the Tenant shall only be liable for such installments of assessments due during the term hereof.

Section 5.  Changes in Method of Taxation.  Landlord and Tenant further agree
            -----------------------------
that if at any time during the term of this Lease, the present method of taxation or assessment of real estate shall be changed so that the whole or any part of the real estate taxes, assessment or governmental impositions now levied, assessed or imposed on the Leased Premises shall, in lieu thereof, be assessed, levied, or imposed wholly or in part, as a capital levy or otherwise upon the rents reserved herein or any part thereof, or as a tax, corporation franchise tax, assessment, levy or charge, or any part thereof, measured by or based, in whole or in part, upon the Leased Premises or on the rents derived therefrom and imposed upon the Landlord, then the Tenant shall pay all such taxes, assessments, levies, impositions, or charges. Nothing contained in this Lease shall require the Tenant to pay an estate, inheritance, succession, capital levy, corporate franchise, gross receipts, transfer or income tax of the Landlord, nor shall any of the same be deemed real estate taxes as defined herein unless the same be imposed in lieu of the real estate taxes.


                   ARTICLE VII - CONSTRUCTION AND COMPLETION
                   -----------------------------------------

Section 1.  Improvements by TENANT.  Tenant may have prepared plans and
            ----------------------
specifications for the construction of improvements, and, if so, such plans and specifications are attached hereto as Exhibit "B" and incorporated herein by reference or shall be subject to reasonable approval of Landlord prior to commencement of work. Tenant shall obtain all certificates, permits, licenses and other authorizations of governmental bodies or authorities which are necessary to permit the construction of the improvements on the demised premises and shall keep the same in full force and effect at Tenant's cost.

Tenant shall negotiate, let and supervise all contracts for the furnishing of services, labor, and materials for the construction of the improvements on the demised premises at its cost. All such contracts shall require the contracting party to guarantee performance and all workmanship and materials installed by it for a period of one-year following the date of completion of construction. Tenant shall cause all contracts to be fully and completely performed in a good and workmanlike manner, all to the effect that the improvements shall be fully and completely constructed and installed in accordance with good engineering and construction practice.

   During the course of construction, Tenant shall, at its cost, keep in full force and effect a policy of builder's risk and liability insurance in a sum equal, from time to time, an amount approved by

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

Landlord. All risk of loss or damage to the improvements during the course of construction shall be on Tenant with the proceeds from insurance thereon payable to Landlord.

Upon completion of construction, Tenant shall, at its cost, obtain an occupancy permit and all other permits or licenses necessary for the occupancy of the improvements and the operation of the same as set out herein and shall keep the same in force. Nothing herein shall alter the intent of the parties that Tenant shall be fully and completely responsible for all aspects pertaining to the construction of the improvements of the demised premises and for the payment of all costs associated therewith. Landlord shall be under no duty to investigate or verify Tenant's compliance with the provision herein. Moreover, neither Tenant nor any third party may construe the permission granted Tenant hereunder to create any responsibility on the part of the Landlord to pay for any improvements, alterations or repairs occasioned by the Tenant. The Tenant shall keep the property free and clear of all liens and, should the Tenant fall to do so, or to have any liens removed from the property within fourteen (14) days of notification to do so by the Landlord, in addition to all other remedies available to the Landlord, the Tenant shall indemnify and hold the Landlord harmless for all costs and expenses, including attorney's fees, occasioned by the Landlord in having said lien removed from the property; and, such costs and expenses shall be billed to the Tenant monthly and shall be payable by the Tenant with that month's regular monthly rental as additional reimbursable expenses to the Landlord by the Tenant.

Section 2. Utilities.  Tenant shall pay its prorata share based on square
           ---------
footage for all water, sanitation, sewer, electricity, light, heat, gas, power, fuel, janitorial, CAM charges and other services incident to Tenant's use of the Leased Premises, whether or not the cost thereof be a charge or imposition against the Leased Premises.

All Charges to and for Tenant shall be prorated on square footage by Landlord and presented monthly to Tenant for payment.


                     ARTICLE VIII - OBLIGATIONS FOR REPAIRS
                     --------------------------------------

Section 1. LANDLORD'S Repairs.  Subject to any provisions herein to the
           ------------------
contrary, and except for maintenance or replacement necessitated as the result of the act or indecision of subleases, licensees or contractors, the Landlord shall repair any defects, deficiencies, deviations or failures of materials or workmanship in the building. The Landlord shall keep the Leased Premises free of such defects, deficiencies, deviations or failures during the first twelve
(12) months of the term hereof.

Section 2. TENANT'S Repairs.  The Tenant shall repair and maintain the Leased
           ----------------
premises in good order and condition, except for reasonable wear and tear, the repairs required of Landlord pursuant hereto, and maintenance or replacement necessitated as the result of the act or omission or negligence of the Landlord, its employees, agents, or contractors.

Section 3. Obligations of the LANDLORD.  Throughout the term hereof, the
           ---------------------------
Landlord shall, except for repairs necessitated as a result of the act or omission or negligence of the Tenant, its employees, agents or contractors, make all repairs:

(a) To the roof and the structural portions of the Leased Premises, including, without limitation, the floor slabs, the bearing walls of the foundations; or

(b)  Required because of the settling of the Leased Premises.


Section 4. Requirements of the Law.  The Tenant agrees that if any federal,
           -----------------------
state or municipal government or any department or division thereof shall condemn the Leased Premises or any part thereof as not in conformity with the laws and regulations relating to the construction thereof as of the commencement date with respect to conditions latent or otherwise which existed on the Commencement Date, or, with respect to items which are the Landlord's duty to repair pursuant to Section 1 and 3 of this Article; and such federal state or municipal government or any other department or division thereof, has ordered or required, or shall hereafter order or require, any alterations or repairs thereof or installations and repairs as may be necessary to comply with such laws, orders or requirements (the validity of which the Tenant shall be entitled to contest); and if by reason of such laws, orders or the work done by the Landlord in connection therewith, the Tenant is deprived of the use of the Leased Premises, the rent shall be abated or adjusted, as the case may be, in proportion to that time during which, and to that portion of the Leased Premises of which, the Tenant shall be deprived as a result thereof, and the Landlord shall be obligated to make such repairs, alterations or modifications at Landlord's expense.

All such rebuilding, altering, installing and repairing shall be done in accordance with Plans and Specifications approved by the Tenant, which approval shall not be unreasonably withheld. If, however, such condemnation, law, order or requirement, as in this Article set forth, shall be with respect to an item which shall be the Tenant's obligation to repair pursuant to Section 2 of this
Article VII or with respect to Tenant's own costs and expenses, no abatement or adjustment of rent shall be granted; provided, however, that Tenant shall also be entitled to contest the validity thereof.

Section 5. Tenants Alterations.  The Tenant shall have the right, at its sole
           --------------------
expense, from time to time, to redecorate the Leased Premises and to make such nonstructural alterations and changes in such parts thereof as the Tenant shall deem expedient or necessary for its purposes; provided, however, that such alterations and changes shall neither impair the structural soundness nor diminish the value of the Leased Premises. The Tenant may make structural alterations and additions to the Leased Premises provided that Tenant has first obtained the consent thereto of the Landlord in writing. The Landlord agrees that it shall not withhold such consent unreasonably. The Landlord shall execute and deliver upon the request of the Tenant such instrument or instruments embodying the approval of the Landlord which may be required by the public or quasi public authority for the purpose of obtaining any licenses or permits for the making of such alterations, changes and/or installations in, to or upon the Leased Premises and the Tenant agrees to pay for such licenses or permits.

Section 6. Permits and Expenses.  Each party agrees that it will procure all
           --------------------
necessary permits for making any repairs, alterations, or other improvements for installations, when applicable. Each Party hereto shall give written notice to the other party of any repairs required of the other pursuant to the provisions of this Article and the party responsible for said repairs agrees promptly to commence such repairs and to prosecute the same to completion diligently, subject, however, to the delays occasioned by events beyond the control of such party. Each party agrees to pay promptly when due the entire cost of any work done by it upon the Leased Premises so that the Leased Premises at all times shall be free of liens for labor and materials. Each party further agrees to hold harmless and indemnify the other party from and against any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work by such party or its employees, agents or contractors. Each party further agrees that in doing such work that it will employ materials of good quality and comply with all governmental requirements, and perform such work in a good and workmanlike manner.


                        ARTICLE IX - TENANT'S COVENANTS
                        -------------------------------

Section 1. Tenants Covenants. Tenant covenants and agrees as follows:
           -----------------


(a.) To procure any licenses and permits required for any use made of the Leased
     Premises by Tenant, and upon the expiration or termination of this Lease, to remove its goods and effects and those of all persons claiming under it, and to yield up peaceably to Landlord the Leased Premises in good order, repair and condition in all respects; excepting only damage by fire and casualty covered by Tenant's insurance coverage, structural repairs (unless Tenant is obligated to make such repairs hereunder) and reasonable wear and tear;

(b.) To permit Landlord and its agents to examine the Leased Premises at reasonable times, with reasonable notice and to show the Leased Premises to prospective purchasers of the Building and to provide Landlord, if not already available, with a set of keys for the purpose of said examination, provided that Landlord shall not thereby unreasonably interfere with the conduct of Tenant's business;

(c.) To permit Landlord to enter the Leased Premises to inspect such repairs, improvements, alterations or additions thereto as may be required under the provisions of this Lease. If, as a result of such repairs, improvements, alterations, or additions, Tenant is deprived of the use of the Leased Premises, the rent shall be abated or adjusted, as the case may be, in proportion to that time during which, and to that portion of the Leased Premises of which, Tenant shall be deprived as a result thereof.


                        ARTICLE X - INDEMNITY BY TENANT
                        -------------------------------

Section 1. Indemnity and Public Liability. The Tenant shall save Landlord
           ------------------------------
harmless and indemnify Landlord from all injury, loss, claims or damage to any person or property while on the Leased Premises, unless caused by the willful acts or omissions or gross negligence of Landlord, its employees, agents, licensees or contractors. Tenant shall maintain, with respect to the Leased Premises, public liability insurance with limits of not less than one million dollars for injury or death from one accident and $250,000.00 property damage insurance, insuring Landlord and Tenant against injury to persons or damage to property on or about the Leased Premises. A copy of the policy or a certificate of insurance shall be delivered to Landlord on or before the commencement date and no such policy shall be cancelable without ten (10) days prior written notice to Landlord.

                     ARTICLE XI - USE OF PROPERTY BY TENANT
                     --------------------------------------

   Section 1. Tenant agrees to limit use of the property to distribution of sporting goods, light assembly thereof and the attendant office usage and other usage as agreed in writing by Landlord.


                             ARTICLE XII - SIGNAGE
                             ---------------------

Section 1. Exterior Signs.  Tenant shall have the right, at its sole risk and
           --------------
expense and in conformity with applicable laws and ordinances and CC&Rs, to erect and thereafter, to repair or replace, if it shall so elect signs on any portion of the Leased Premises, providing that Tenant shall remove any such signs upon termination of this lease, and repair all damage occasioned thereby to the Leased Premises.

Section 2. Interior Signs.  Tenant shall have the right, at its sole risk and
           --------------
expense and in conformity with applicable laws and ordinances, to erect, maintain, place and install its usual and customary signs and fixtures in the interior of the Leased Premises.


                            ARTICLE XIII - INSURANCE
                            ------------------------

Section 1. Insurance Proceeds.  In the event of any damage to or destruction of
           ------------------
the Leased Premises, Tenant shall adjust the loss and settle all claims with the insurance companies issuing such policies. The parties hereto do irrevocably assign the proceeds from such insurance policies for the purposes hereinafter stated to any institutional first mortgagee or to Landlord and Tenant jointly, if no institutional first mortgagee then holds an interest in the Leased Premises. All proceeds of said insurance shall be paid into a trust fund under the control of any institutional first mortgagee, or of Landlord and Tenant if no institutional first mortgagee then holds an interest in the Leased Premises, for repair, restoration, rebuilding or replacement, or any combination thereof, of the Leased Premises or of the improvements in the Leased Premises. In case of such damage or destruction, Landlord shall be entitled to make withdrawals from such trust fund, from time to time, upon presentation of:


(a.) Bills for labor and materials expended in repair, restoration, rebuilding or replacement, or any combination thereof-,

(b.) Landlord's sworn statement that such labor and materials for which payment is being made have been furnished or delivered on site; and

(c.) The certificate of a supervising architect (selected by Landlord and Tenant and approved by an institutional first mortgagee, if any, whose fees will be paid out of said insurance proceeds) certifying that the work being paid for has been completed in accordance with the Plans and Specifications previously approved by Landlord, Tenant and any institutional first mortgagee in a first class, good and workmanlike manner and in accordance with all pertinent governmental requirements.

        Any insurance proceeds in excess of such proceeds as shall be necessary for such repair, restoration, rebuilding, replacement or any combination thereof shall be the sole property of Landlord subject to any rights therein of Landlord's mortgagee, and if the proceeds necessary for such repair, restoration, rebuilding or replacement, or any combination thereof shall be inadequate to pay the cost thereof, Tenant shall suffer the deficiency.


Section 2. Subrogation.  Landlord and Tenant hereby release each other, to the
           -----------
extent of the insurance coverage provided hereunder, from any and all liability or responsibility (to the other or anyone claiming through or under the other by way of subrogation or otherwise) for any loss to or damage of property covered by the fire and extended coverage insurance policies insuring the Leased Premises and any of Tenant's property, even if such loss or damage shall have been caused by the fault or negligence of the other party.

Section 3. Contribution.  Tenant shall reimburse Landlord prorata for all
           ------------
insurance premiums connected with or applicable to the Leased Premises for whatever insurance policy the Landlord, at its sole and exclusive option, should select. A copy of the policy shall be provided Tenant.


                    ARTICLE XIV - DAMAGE TO DEMISED PREMISES
                    ----------------------------------------

Section 1. Abatement or Adjustment of Rent.  If the whole or any part of the
           --------------------------
Leased Premises shall be damaged or destroyed by fire or other casualty after the execution of this Lease and before the termination hereof, then in every case the rent reserved in Article IV herein and other charges, if any, shall be abated or adjusted, as the case may be, in proportion to that portion of the Leased Premises of which Tenant shall be deprived on account of such damage or destruction and the work of repair, restoration, rebuilding, or replacement or any combination thereof, of the improvements so damaged or destroyed, shall in no way be construed by any person to effect any reduction of sums or proceeds payable under any rent insurance policy.


Section 2. Repairs and Restoration.  Landlord agrees that in the event of the
           -----------------------
damage or destruction of the Leased Premises, Landlord forthwith shall proceed to repair, restore, replace or rebuild the Leased Premises (excluding Tenant's leasehold improvements), to substantially the condition in which the same were immediately prior to such damage or destruction. The Landlord thereafter shall diligently prosecute said work to completion without delay or interruption except for events beyond the reasonable control of Landlord. Notwithstanding the foregoing, if Landlord does not either obtain a building permit within ninety (90) days of the date of such damage or destruction, or complete such repairs, rebuilding or restoration and comply with conditions (a), (b) and (c) in Section I of Article XIII within nine (9) months of such damage or destruction, then Tenant may at any time thereafter cancel and terminate this Lease by sending ninety (90) days written notice thereof to Landlord, or, in the alternative, Tenant may, during said ninety (90) day period, apply for the same and Landlord shall cooperate with Tenant in Tenant's application. Notwithstanding the foregoing, if such damage or destruction shall occur during the last year of the term of this Lease, or during any renewal term, and shall amount to twenty-five (25%) percent or more of the replacement cost, (exclusive of the land and foundations), this Lease, except as hereinafter provided in
Section 3 of Article XV, may be terminated at the election of either Landlord or Tenant, provided that notice of such election shall be sent by the party so electing to the other within thirty (30) days after the occurrence of such damage or destruction. Upon termination, as aforesaid, by either party hereto, this Lease and the term thereof shall cease and come to an end, any unearned rent or other charges paid in advance by Tenant shall be refunded to Tenant, and the parties shall be released hereunder, each to the other, from all liability and obligations hereunder thereafter arising.


                           ARTICLE XV - CONDEMNATION
                           -------------------------

Section 1. Total Taking.  If, after the execution of this Lease and prior to the
           ------------
expiration of the term hereof, the whole of the Leased Premises shall be taken under power of eminent domain by any public or private authority, or conveyed by Landlord to said authority in lieu of such taking, then this Lease and the term hereof shall cease and terminate as of the date when possession of the Leased Premises shall be taken by the taking authority and any unearned rent or other charges, if any, paid in advance, shall be refunded to Tenant.

Section 2. Partial Taking.  If, after the execution of this Lease and prior to
           --------------
the expiration of the term hereof, any public or private authority shall, under the power of eminent domain, take, or Landlord shall convey to said authority in lieu of such taking, property which results in a reduction by fifteen (15%) percent or more of the area in the Leased Premises, or of a portion of the Leased Premises that substantially interrupts or substantially obstructs the conducting of business on the Leased Premises; then Tenant may, at its election, terminate this Lease by giving Landlord notice of the exercise of Tenant's election within thirty (30) days after Tenant shall receive notice of such taking. In the event of termination by Tenant under the provisions of Section I of this Article XV, this Lease and the term hereof shall cease and terminate as of the date when possession shall be taken by the appropriate authority of that portion of the Entire Property that results in one of the above takings, and any unearned rent or other charges, if any, paid in advance by Tenant shall be refunded to Tenant.

Section 3. Restoration.  In the event of a taking in respect of which Tenant
           -----------
shall not have the right to elect to terminate this Lease or, having such right, shall not elect to terminate this Lease, this Lease and the tenure thereof shall continue in full force and effect and Landlord, at Landlord's sole cost and expense, forthwith shall restore the remaining portions of the Leased Premises, including any and all improvements made theretofore to an architectural whole in substantially the same condition that the same were in prior to such taking. A just proportion of the rent reserved herein and any other charges payable by Tenant hereunder, according to the nature and extent of the injury to the Leased Premises and to Tenant's business, shall be suspended or abated until the completion of such restoration and thereafter the rent and any other charges shall be reduced in proportion to the square footage of the Leased Premises remaining after such taking.

Section 4. The Award.  All compensation awarded for any taking, whether for the
           ---------
whole or a portion of the Leased Premises, shall be the sole property of the Landlord whether such compensation shall be awarded for diminution in the value of, or loss of, the leasehold or for diminution in the value of, or loss of, the fee in the Leased Premises, or otherwise. The Tenant hereby assigns to Landlord all of Tenant's right and title to and interest in any and all such compensation. However, the Landlord shall not be entitled to and Tenant shall have the sole right to make its independent claim for and retain any portion of any award made by the appropriating authority directly to Tenant for loss of business, or damage to or depreciation of, and cost of removal of fixtures, personalty and improvements installed in the Leased Premises by, or at the expense of Tenant, and to any other award made by the appropriating authority directly to Tenant.

Section 5. Release.  In the event of any termination of this Lease as the result
           -------
of the provisions of this Article XV, the parties, effective as of such termination, shall be released, each to the other, from all liability and obligations thereafter arising under this lease.


                             ARTICLE XVI - DEFAULT
                             ---------------------

Section 1. LANDLORD'S REMEDIES.  In the event that:
           -------------------

(a.) Tenant shall on three or more consecutive months be in default in the payment of rent or other charges herein required to be paid by Tenant (default herein being defined as payment received by Landlord ten or more days subsequent to the due date).

(b.) Tenant has caused a lien to be filed against the Landlord's property and said lien is not removed within thirty (30) days of recordation thereof, or

(c.) Tenant shall default in the observance or performance of any of the covenants and agreements required to be performed and observed by Tenant hereunder for a period of thirty (30) days after notice to Tenant in writing of such default (or if such default shall reasonably take more than thirty (30) days to cure, Tenant shall not have commenced the same within the thirty (30) days and diligently prosecuted the same to completion); or

(d.) Sixty (60) days have elapsed after the commencement of any proceeding by or against Tenant, whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or future Federal Bankruptcy Act or any other present or future applicable federal, state or other statute or law, whereby such proceeding shall not have been dismissed (provided, however, that the non-dismissal of any such proceeding shall not be a default hereunder so long as all of Tenant's covenants and obligations hereunder are being performed by or on behalf of Tenant); then Landlord shall be entitled to its election (unless Tenant shall cure such default prior to such election), to exercise concurrently or successively, any one or more of the following rights:

  i. Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

  ii. Terminate this Lease as provided herein and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (a) the Minimum Rent, Percentage Rent, Taxes and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date herein before set for the expiration of the full term hereby granted, over (b) the aggregate reasonable rental value of the Premises for the same period, all of which excess sum shall be deemed immediately due and payable; or


  iii. Without terminating this Lease, declare immediately due and payable all Minimum Rent, Taxes, and other rents and amounts due and coming due under this Lease for the entire remaining term hereof, together with all other amounts previously due, at once; provided, however, that such payment shall not be deemed a penalty or liquidated damages but shall merely constitute payment in advance of rent for the remainder of said term. Upon making such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants, and subtenants on account of said Premises during the term of this Lease, provided that the monies to which tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence less all costs, expenses and attorney's fees of Landlord incurred in connection with the reletting of the Premises; or

  iv. Without terminating this Lease, and with or without notice to Tenant, Landlord may in its own name but as agent for Tenant enter into and upon and take possession of the Premises or any part thereof, and, at landlord's option, remove persons and property therefrom, and such property, if any, may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby, and Landlord may rent the Premises or any portion thereof as the agent of Tenant with or without advertisement, and by private negotiations and for any term upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. Landlord shall in no way be responsible or liable for any rental concessions or any failure to rent the Premises or any part thereof, or for any failure to collect any rent due upon such reletting. Upon such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness (other than any rent due hereunder) from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including, without limitation, brokerage fees and attorney's fees and costs of alterations and repairs; third, to the payment of rent and other charges then due and unpaid hereunder; and the residue, if any shall be held by Landlord to the extent of and for application in payment of future rent as the same may become due and payable hereunder. In reletting the Premises as aforesaid, Landlord may grant rent concessions and Tenant shall not be credited therefor. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall, at Landlord's option, be calculated and paid monthly. No such reletting shall be construed as an election by Landlord to terminate this Lease unless Landlord has given a written notice of such election to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

   v. Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor, utilities or other service, whether Landlord is obligated to furnish or render the same, so long as Tenant is in default under this Lease; or

 viii. Pursue such other remedies as are available at law or equity.



(e.) Landlord's pursuit of any remedy of remedies, including without limitation, any one or more of the remedies stated herein shall not (1) constitute an election of remedies or preclude pursuit of any other remedy or remedies provided in this Lease or any other remedy or remedies provided by law or in equity, separately or concurrently or in any combination, or (2) sever as the basis for any claim of constructive eviction, or allow Tenant to withhold any payments under this Lease.

Section 2.  LANDLORD'S SELF HELP.  If in the performance or observance of any
            --------------------
agreement or condition in this Lease contained on its part to be performed or observed and shall not cure such default within thirty (30) days after notice from Landlord specifying the default (or if such default shall reasonably take more than thirty (30) days to cure, shall diligently prosecuted the same to completion), Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or contractual liability incurred by Landlord in so doing shall be deemed paid or incurred for the account of Tenant and Tenant agrees to reimburse Landlord therefor and save Landlord harmless therefrom. Provided, however, that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period, without notice to Tenant if any emergency situation exists, or after notice to Tenant, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the Leased Premises or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail to reimburse Landlord upon demand for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due and shall for all purposes be deemed and treated as rent hereunder.

Section 3.  TENANT'S SELF HELP.  If Landlord shall default in the performance or
            ------------------
observance of any agreement or condition in this Lease contained on its part to be performed or observed, and if Landlord shall not cure such default within thirty (30) days after notice from Tenant specifying the default (or, if such default shall reasonably take more than thirty (30) days to cure, and Landlord shall not have commenced the same within the thirty (30) days and diligently prosecuted the same to completion), Tenant may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Landlord and any amount paid or any contractual liability incurred by Tenant in so doing shall be deemed paid or incurred for the account of Landlord and Landlord shall reimburse Tenant therefor and save Tenant harmless therefrom. Provided, however, that Tenant may cure any such default as aforesaid prior to the expiration of said waiting period, without notice to Landlord if an emergency situation exists, or after notice to Landlord, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the Leased Premises or Tenant's interest therein or to prevent injury or damage to persons or property. If Landlord shall fail to reimburse Tenant upon demand for any amount paid or liability incurred for the account of Landlord hereunder, said amount or liability may be deducted by Tenant from the next or any succeeding payments of rent due hereunder; provided, however, that should said amount or the liability therefor be disputed by Landlord, Landlord may contest its liability or the amount thereof, through arbitration or through a declaratory judgment action and Landlord shall bear the cost of the filing fees therefor.


                              ARTICLE XVII - TITLE
                              --------------------

Section 1. Subordination.  Tenant shall, upon the request of Landlord in
           -------------
writing, subordinate this Lease to the lien of any present or future institutional mortgage upon the Leased Premises irrespective of the time of execution or the time of recording of any such mortgage. Provided, however, that as a condition to such subordination, the holder of any such mortgage shall enter first into a written agreement with Tenant in form suitable for recording to the effect that:


(a.) In the event of foreclosure or other action taken under the mortgage by the holder thereof, this Lease and the rights of Tenant hereunder shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder, and

(b.) Such holder shall permit insurance proceeds and condemnation proceeds to be used for any restoration and repair required by the provisions of Articles XIII, XIV or XV, respectively. Tenant agrees that if the mortgagee or any person claiming under the mortgagee shall succeed to the interest of Landlord in this Lease, Tenant will recognize said mortgagee or person as its Landlord under the terms of this Lease, provided that said mortgagee or person for the period during which said mortgagee or person respectively shall be in possession of the Leased Premises and thereafter their respective successors in interest shall assume all of the obligations of Landlord hereunder. The word "mortgage", as used herein includes mortgages, deeds of trust or other similar instruments, and modifications, and extensions thereof. The term "institutional mortgage" as used in this
     Article XVII means a mortgage securing a loan from a bank (commercial or savings) or trust company, insurance company or pension trust or any other lender institutional in nature and constituting a lien upon the Leased Premises.

Section 2. Quiet Enjoyment.  Landlord covenants and agrees that upon Tenant
           ---------------
paying the rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed hereunder, that Tenant may peaceably and quietly have, hold, occupy and enjoy the Leased Premises in accordance with the terms of this Lease without hindrance or molestation from Landlord or any persons lawfully claiming through Landlord.

Section 3. Zoning and Good Title.  Landlord warrants and represents, upon which
           ---------------------
warranty and representation Tenant has relied in the execution of this Lease, that Landlord is the owner of the Leased Premises, in fee simple absolute, free and clear of all encumbrances, except for the easements, covenants and restrictions of record as of the date of this Lease. Such exceptions shall not impede or interfere with the quiet use and enjoyment of the Leased Premises by Tenant. Landlord further warrants and covenants that this Lease is and shall be a first lien on the Leased Premises, subject only to any Mortgage to which this Lease is subordinate or may become subordinate pursuant to an agreement executed by Tenant, and to such encumbrances as shall be caused by the acts or omissions of Tenant; that Landlord has full right and lawful authority to execute this Lease for the term, in the manner, and upon the conditions and provisions herein contained; that there is no legal impediment to the use of the Leased Premises as set out herein; that the Leased Premises are not subject to any easements, restrictions, zoning ordinances or similar governmental regulations which prevent their use as set out herein; that the Leased Premises presently are zoned for the use contemplated herein and throughout the term of this lease may continue to be so used therefor by virtue of said zoning, under the doctrine of "non-conforming use", or valid and binding decision of appropriate authority, except, however, that said representation and warranty by Landlord shall not be applicable in the event that Tenant's act or omission shall invalidate the application of said zoning, the doctrine of "non-conforming use" or the valid and binding decision of the appropriate authority. Landlord shall furnish without expense to Tenant, within thirty (30) days after written request therefor by Tenant, a title report covering the Leased Premises showing the condition of title as of the date of such certificate, provided, however, that Landlord's obligation hereunder shall be limited to the furnishing of only one such title report.

Section 4. Licenses.  It shall be the Tenant's responsibility to obtain any and
           --------
all necessary licenses and the Landlord shall bear no responsibility therefor; the Tenant shall promptly notify Landlord of the fact that it has obtained the necessary licenses in order to prevent any delay to Landlord in commencing construction of the Leased Premises.


                  ARTICLE XVIII - EXTENSIONS/WAIVERS/DISPUTES
                  -------------------------------------------

Section 1. Extension Period.  Any extension hereof shall be subject to the
           ----------------
provisions of Article III hereof.

Section 2. Holding Over.  In the event that Tenant or anyone claiming under
           ------------
Tenant shall continue occupancy of the Leased Premises after the expiration of the term of this Lease or any renewal or extension thereof without any agreement in writing between Landlord and Tenant with respect thereto, such occupancy shall not be deemed to extend or renew the term of the Lease, but such occupancy shall continue as a tenancy at will, from month to month, upon the covenants, provisions and conditions herein contained. The rental shall be the rental in effect during the term of this Lease as extended or renewed, prorated and payable for the period of such occupancy.

Section 3.  Waivers.  Failure of either party to complain of any act or omission
            -------
on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by said party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other, and no one of them, whether exercised by said party or not, shall be deemed to be an exclusion of any other; and any two or more or all of such rights and remedies may be exercised at the same time.

Section 4.  Disputes.  It is agreed that, if at any time a dispute shall arise
            --------
as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of the said party to institute suit for the recovery of such sum.
If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease. If at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the costs thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance and shall survive the right on the part of the said party to institute suit for the recovery of the costs of such work. If it shall be adjudged that there was no legal obligation on the part of the said party to perform the same or any part thereof, said party shall be entitled to recover the costs of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease and the amount so paid by Tenant may be withheld or deducted by Tenant from any rents herein reserved.

Section 5.  TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT.  In the event that
            -----------------------------------------
Landlord shall fail, refuse or neglect to pay any mortgages, liens or encumbrances, the judicial sale of which might affect the interest of Tenant hereunder, or shall fail, refuse or neglect to pay any interest due or payable on any such mortgage, lien or encumbrance, Tenant may pay said mortgages, liens or encumbrances, or interest or perform said conditions and charge to Landlord the amount so paid and withhold and deduct from any rents herein reserved such amounts so paid, and any excess over and above the amounts of said rents shall be paid by Landlord to Tenant.

Section 6.  Notices.  All notices and other communications authorized or
            -------
required hereunder shall be in writing and shall be given by mailing the same by certified mail, return receipt requested, postage prepaid, and any such notice or other communication shall be deemed to have been given when received by the party to whom such notice or other communication shall be addressed. If intended for Landlord the same will be mailed to the address herein above set forth or such other address as Landlord may hereafter designate by notice to Tenant, and if intended for Tenant, the same shall be mailed to Tenant at the address herein above set forth, or such other address or addresses as Tenant may hereafter designate by notice to Landlord.


                         ARTICLE XIX - PROPERTY DAMAGE
                         -----------------------------

Section 1.  Loss and Damage.  Notwithstanding any contrary provisions of this
            ---------------
Lease, Landlord shall not be responsible for any loss of or damage to property of Tenant or of others located on the Leased Premises, except where caused by the willful act or omission or negligence of Landlord, or Landlord's agents, employees or contractors, provided, however, that if Tenant shall notify Landlord in writing of repairs which are the responsibility of Landlord under
Article VII hereof, and Landlord shall fail to commence and diligently prosecute to completion said repairs promptly after such notice, and if after the giving of such notice and the occurrence of such failure, loss of or damage to Tenant's property shall result from the condition as to which Landlord has been notified, Landlord shall indemnify and hold harmless Tenant from any loss, cost or expense arising therefrom.

Section 2.  Force Majeure.  In the event that Landlord or Tenant shall be
            -------------
delayed or hindered in or prevented from the performance of any act other than Tenant's obligation to make payments of rent, additional rent, and other charges required hereunder, by reason of strikes, lockouts, unavailability of materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, the act, failure to act, or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.
Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond control of either party.


                           ARTICLE XX - MISCELLANEOUS
                           --------------------------

Section 1.  Assignment and Subletting.  Under the terms and conditions
            -------------------------
hereunder, Tenant shall have the absolute right to transfer and assign this lease or to sublet all or any portion of the Leased Premises or to cease operating Tenant's business on the Leased Premises provided that at the time of such assignment or sublease Tenant shall not be in default in the performance and observance of the obligations imposed upon Tenant hereunder, and in the event that Tenant assigns or sublets this property for an amount in excess of the rental amount then being paid, then Landlord shall require as further consideration for the granting of the right to assign or sublet, a sum equal to fifty (50%) percent of the difference between the amount of rental to be charged by Tenant to Tenant's sublessee or assignee and the amount provided for herein, payable in a manner consistent with the method of payment by the sublessee or assignee to the Tenant, and/or fifty (50%) percent of the consideration paid or to be paid to Tenant by Tenant's sublessee or assignee. Landlord must consent in writing to any such sublessee or assignee, although such consent shall not be unreasonably withheld. The use of the Leased Premises by such assignee or sublessee shall be expressly limited by and to the provisions of this lease.

Section 2.  Fixtures.  All personal property, furnishings and equipment
            --------
presently and all other trade fixtures installed in or hereafter by or at the expense of Tenant and all additions and/or improvements, exclusive of structural, mechanical, electrical, and plumbing, affixed to the Leased Premises and used in the operation of the Tenant's business made to, in or on the Leased Premises by and at the expense of Tenant and susceptible of being removed from the Leased Premises without damage, unless such damage be repaired by Tenant, shall remain the property of Tenant and Tenant may, but shall not be obligated to, remove the same or any part thereof at any time or times during the term hereof, provided that Tenant, at its sole cost and expense, shall make any repairs occasioned by such removal.

Section 3.  Estoppel Certificates.  At any time and from time to time, Landlord
            ---------------------
and Tenant each agree, upon request in writing from the other, to execute, acknowledge and deliver to the other or to any person designated by the other a statement in writing certifying that the Lease is unmodified and is in full force and effect, or if there have been modifications, that the same is in full force and effect as modified (stating the modifications), that the other party is not in default in the performance of its covenants hereunder, or if there have been such defaults, specifying the same, and the dates to which the rent and other charges have been paid.

Section 4.  Invalidity of Particular Provision.  If any term or provision of
            ----------------------------------
this Lease or the application hereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 5.  Captions and Definitions of Parties.  The captions of the Sections
            -----------------------------------
of this Lease are for convenience only and are not a part of this Lease and do not in any way emit or amplify the terms and provisions of this Lease. The word "Landlord" and the pronouns referring thereto, shall mean, where the context so admits or requires, the persons, firm or corporation named herein as Landlord or the mortgagee in possession at any time, of the land and building comprising the Leased Premises. If there is more than one Landlord, the covenants of Landlord shall be the joint and several obligations of each of them, and if Landlord is a partnership, the covenants of Landlord shall be the joint and several obligations of each of the partners and the obligations of the firm. Any pronoun shall be read in the singular or plural and in such gender as the context may require. Except as in this Lease otherwise provided, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of a joint venture between the parties hereto, it being understood and agreed that neither any provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

Section 6.  Brokerage.  No party has acted as, by or through a broker in the
            ---------
effectuation of this Agreement, except as set out hereinafter.

Section 7.  Entire Agreement.  This instrument contains the entire and only
            ----------------
agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force and effect. This Lease shall not be modified in any way except by a writing executed by both parties.

Section 8.  Waiver of Trial by Jury.  In the event of any lawsuit of any sort in
            -----------------------
connection with the terms of this Lease, both the Tenant and the Landlord hereby waive the right of trial by jury and consent that any such lawsuit shall be heard and tried by the judge of jurisdiction who shall act as the finder of fact and shall decide questions of law.

Section 9.  Applicable Law.  All matters pertaining to this agreement (including
            --------------
its interpretation, application, validity, performance and breach) in whatever jurisdiction action may be brought, shall be governed by, construed and enforced in accordance with the laws of the State of Utah. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Salt Lake County, State of Utah. In the event that litigation results from or arises out of this Agreement or the performance thereof, the parties agree to reimburse the prevailing party's reasonable attorney's fees, court costs, and all other expenses, whether or not taxable by the court as costs, in addition to any other relief to which the prevailing party may be entitled. In such event, no action shall be entertained by said court or any court of competent jurisdiction if filed more than one year subsequent to the date the cause(s) of action actually accrued regardless of whether damages were otherwise as of said time calculable.

Section 10.  Contractual Procedures.  Unless specifically disallowed by law,
             ----------------------
should litigation arise hereunder, service of process therefore may be obtained through certified mail, return receipt requested; the parties hereto waiving any and all rights they may have to object to the method by which service was perfected.

Section 11.  Extraordinary remedies.  To the extent cognizable at law, the
             ----------------------
parties hereto, in the event of breach and in addition to any and all other remedies available thereto, may obtain injunctive relief, regardless of whether the injured party can demonstrate that no adequate remedy exists at law.

IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written or have caused this Lease to be executed by their respective officers thereunto duly authorized.


/s/ Barry Hubbard                        /s/ John B. Hewlett
------------------------                 --------------------------
"LANDLORD                                "TENANT"              CEO

                                   ADDENDUM
                                   --------

SPECIAL USE.   Landlord approves and agrees that for the term of the Lease
-----------
Tenant may sublet office space to its outside attorney and the attendant office space necessary to perform that function.

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION

The following described real property, together with all improvements thereon:

(To be attached)



which has a street address as follows:

12187 South Business Park Drive, Suite 100

LANDLORD  Barry Hubbard

TENANT  CEO  John B. Hewlett

                                  EXHIBIT "B"
                                  -----------

                        TENANT PLANS AND SPECIFICATIONS

      (To be attached and approved prior to commencement of construction)


LANDLORD

TENANT